Federal Income Tax	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
NOTE 6. Federal Income Tax

At December 31, 2016, the Company has net operating loss carryforwards (“NOLs”) of approximately $8.4 million and an Orphan Drug Tax Credit of approximately $431,000 which are available to reduce future Federal income taxes. See Note 9. The future utilization of these carryforwards is restricted by various tax regulations. These carryforwards begin to expire in 2027, if not utilized. The following table the components of our net deferred tax asset as of December 31, 2016 and 2015. The amounts for 2015 have been adjusted for changes made in the actual tax return as filed.

	December 31,
	2016	2015

Deferred tax assets (liabilities):
Net operating losses	$2,946,115	$2,635,788
Unamortized R&D expenses	689,178	839,122
Unamortized startup costs	1,737,633	1,520,860
Orphan Drug Credit	431,238	179,389
Other, net	108,104	88,912

Total deferred tax assets	5,912,268	5,264,071

Valuation allowance	(5,912,268)	(5,264,071)

Net deferred tax asset	$-	$-

Our effective income tax (benefit) provision rate was different than the statutory federal income tax (benefit) provision rate as follows:

	2016	2015

Federal tax benefit rate	35.0%	35.0%
Permanent differences	(6.4)	(9.3)
Valuation allowance	(28.6)	(25.7)
Effective income tax benefit (provision) rate	-%	-%

There is no assurance that sufficient taxable income will be generated in the future to utilize the net operating loss carryforward prior to its expiration, a valuation allowance has been recorded to fully offset the deferred tax assets. For the year ended December 31, 2016, the valuation allowance increased by approximately $648,000 primarily to offset the net operating loss generated in 2016 and other deferred tax assets generated.